UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

                         Date of Report
                         (Date of earliest
                          event reported):                              July 23, 2010

              Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including zip code)

           (608) 364-8800
(Registrant’s telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On July 23, 2010, the Board of Directors (the “Board”) of Regal Beloit Corporation (the “Company”) appointed Stephen M. Burt as a Class A director of the Company with an initial term continuing until the 2011 annual meeting of shareholders.  Also on July 23, 2010, the Board increased by resolution its size from nine directors to ten directors, and Mr. Burt joined the Board to fill the resulting vacancy.

Mr. Burt is a managing director in the Chicago office of independent financial advisory and investment banking firm Duff & Phelps.  He is the leader of the firm's Mergers and Acquisitions (M&A) Advisory practice and president of Duff & Phelps Securities, drawing on more than 15 years of global M&A experience. Mr. Burt holds an M.B.A. in finance from DePaul University and a B.S. in finance from Indiana University.

The Board has determined that Mr. Burt is independent under the listing standards of the New York Stock Exchange and the Company’s criteria for determining director independence.  Mr. Burt has been named to the Audit and Corporate Governance and Director Affairs Committees of the Board.

As a non-employee director, Mr. Burt will be compensated in accordance with the Company’s compensation policies for non-employee directors, which are as described in the Company’s proxy statement filed with the Securities and Exchange Commission. Upon Mr. Burt’s appointment to the Board, he received a grant of 1,500 restricted shares of the Company’s common stock that will remain subject to forfeiture for three years following the date of grant.

There are no arrangements between Mr. Burt and any other person pursuant to which Mr. Burt was elected to serve as a director, nor are there any transactions in which the Company is a participant in which Mr. Burt has a material interest requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

The Company’s press release issued on July 23, 2010 announcing Mr. Burt’s appointment to the Board is filed herewith as Exhibit 99 and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.  The following exhibit is being filed herewith:

(99)	Press release of Regal Beloit Corporation dated July 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             REGAL BELOIT CORPORATION

Date:  July 26, 2010                                                                        By:  _/s/ Mark J. Gliebe__________________
          Mark J. Gliebe
          President and Chief Operating Officer

REGAL BELOIT CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit
Number

(99)	Press release of Regal Beloit Corporation dated July 23, 2010.